UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 12, 2025

The Beauty Health Company
(Exact name of registrant as specified in its charter)

Delaware	001-39565	85-1908962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2165 Spring Street
Long Beach, CA
(Address of principal executive offices)

90806
(Zip Code)
(800) 603-4996
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	SKIN	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 12, 2025, The Beauty Health Company (the "Company") held its annual meeting of stockholders (the "Annual Meeting") in a virtual format. At the close of business on April 16, 2025, the record date for the Annual Meeting (the "Record Date"), there were 125,989,795 shares of the Company’s Class A Common Stock, par value $0.0001 per share ("Class A Common Stock") issued and outstanding, which constituted all of the issued and outstanding capital stock of the Company as of the Record Date. At the Annual Meeting, 98,779,565 of the Company’s 125,989,795 outstanding shares of Class A Common Stock entitled to vote as of the Record Date, or approximately 78.40%, were represented by proxy or in person (virtually), and, therefore, a quorum was present.

The three proposals voted on at the Annual Meeting are more fully described in the Definitive Proxy Statement on Schedule 14A filed by the Company with the Securities and Exchange Commission on April 25, 2025 (the "Proxy Statement").

The final voting results on the proposals presented for stockholder approval at the Annual Meeting are as follows:

Proposal No. 1: Election of Seven Directors

The Company’s stockholders elected the seven directors listed below, each to serve for a term of one year, expiring at the Company's 2026 annual meeting of stockholders or until his or her successor is duly appointed or elected and qualified or until his or her earlier death, resignation, or removal from office, as follows:

Nominees	Votes For	Votes Withheld	Broker Non-Votes
Marla Beck	85,418,885	2,520,772	10,839,908
Brenton L. Saunders	80,051,086	7,888,571	10,839,908
Doug Schillinger	70,559,794	17,379,863	10,839,908
Stephen J. Fanning	86,504,185	1,435,472	10,839,908
Brian Miller	64,343,799	23,595,858	10,839,908
Desiree Gruber	69,656,571	18,283,086	10,839,908
Michelle Kerrick	81,500,615	6,439,042	10,839,908

Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent, registered public accounting firm for the fiscal year ending December 31, 2025, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
98,627,630	102,141	49,794	0

Proposal No. 3: Advisory Vote on the Compensation of the Named Executive Officers

The Company’s stockholders approved, on an advisory, non-binding basis, the compensation paid by the Company to its named executive officers as disclosed in the Proxy Statement, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
67,289,182	19,578,688	1,071,787	10,839,908

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 17, 2025	The Beauty Health Company

	By:	/s/ Michael Monahan
	Name:	Michael Monahan
	Title:	Chief Financial Officer